Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Leigh J. Abrams, President and CEO
Phone: (914) 428-9098 Fax: (914) 428-4581
E Mail: Drew@drewindustries.com

DREW INDUSTRIES SUBSIDIARY KINRO RECOGNIZED AS
TOP SUPPLIER FOR CLAYTON HOMES

White Plains, New York - Dec. 13, 2006 - The window division of Kinro, Inc., a subsidiary of Drew Industries Incorporated (NYSE: DW), was recently recognized by Clayton Homes, Inc. with a Total Quality Supplier Award for Clayton’s eastern region.

Clayton’s Total Quality Supplier Award recognizes its top suppliers for total quality management, including on time deliveries, quality performance and control, sales representation and warranty and technical support. Kinro was recognized at Clayton’s annual supplier appreciation luncheon on October 10, 2006. Accepting the award on behalf of Kinro was Pat Easterling, vice president of sales, Wesley Sauls, regional sales manager, and Ed Densmore, sales representative.

Arlington, Texas-based Kinro (www.kinro.com) is a premier manufacturer of aluminum and vinyl windows and doors and bath and shower units for recreational vehicles and manufactured homes. In 2005, David L. Webster, Chairman, President and CEO of Kinro, was elected to the RV/MH Heritage Foundation’s Hall of Fame, an award recognizing those demonstrating exceptional leadership in the recreational vehicle and manufactured housing industries.

“We congratulate Kinro’s management and employees for this achievement,” said Leigh J. Abrams, Drew’s President and CEO. “Key to our success is the ability to better serve our customers, especially in the areas of quality and on time deliveries, which were two important qualifications for this award.”

Knoxville, Tenn.-based Clayton Homes, a wholly owned subsidiary of Berkshire Hathaway, is one of the largest producers of manufactured homes in the U.S.

“We are pleased with this recognition, as Clayton Homes is an important customer for Kinro,” said Webster. “This award is even more prestigious given that Clayton Homes has been recognized for six consecutive years as the Manufactured Housing Institute's manufacturer of the year.”

About Drew
Drew, through its wholly owned subsidiaries, Kinro and Lippert Components, supplies a broad array of components for RVs and manufactured homes. Drew’s products include vinyl and aluminum windows and screens, doors, chassis, chassis parts, RV slide-out mechanisms and power units, leveling devices, bath and shower units, axles, bed lifts, steps, electric stabilizer jacks, as well as trailers for hauling equipment, boats, personal watercrafts and snowmobiles, and chassis and windows for modular homes and offices. From 46 factories located throughout the United States and one factory in Canada, Drew serves most major national manufacturers of RVs and manufactured homes in an efficient and cost-effective manner. Additional information about Drew and its products can be found at www.drewindustries.com.

-more-

Forward-Looking Statements
The press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company’s common stock and other matters. Statements in the press release that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements, including, without limitation, those relating to the Company’s future business prospects, revenues and income are necessarily estimates reflecting the best judgment of the Company’s senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Forward-looking statements, therefore, should be considered in light of various important factors. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of retail and wholesale financing for manufactured homes, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes, changes in zoning regulations for manufactured homes, the financial condition of the Company’s customers, retention of significant customers, interest rates, oil and gasoline prices, the outcome of litigation, and adverse weather conditions impacting retail sales. In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes.

# # #